UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 10, 2025

Bleichroeder Acquisition Corp. I

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42392	98-1797826
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas, Fl 47
New York, NY 10105

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 212-984-3835

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one right	BACQU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	BACQ	The Nasdaq Stock Market LLC
Rights, each right entitling the holder to receive one-tenth (1/10) of one Class A ordinary share	BACQR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Management Changes

Effective July 10, 2025, Andrew Gundlach resigned as President and Chief Executive Officer of Bleichroeder Acquisition Corp. I (the “Company”), and was appointed as Executive Chairman of the Board of Directors (the “Board”).

Effective July 10, 2025, Marcello Padula resigned as Chief Financial Officer of the Company.

Effective July 10, 2025, Michael Blitzer, Robert Folino and Kevin Shannon were appointed as President and Chief Executive Officer, Chief Financial Officer, and Chief Operating Officer, respectively, of the Company. Mr. Blitzer was also appointed to the Board.

Mr. Blitzer and Mr. Shannon are affiliates of Inflection Point Fund I LP, which is a member of Bleichroeder Sponsor 1 LLC, the Company’s sponsor.

Michael Blitzer has been the Chairman and CEO of Inflection Point Acquisition Corp. III since October 2024. He served as CEO and director of IPXX from March 2023 to March 2025 and previously served as co-CEO and director of IPAX from February 2021 to February 2023. He currently sits on the board of directors and audit committee of Intuitive Machines, Inc. (Nasdaq: LUNR) and is the chair of the board of directors of USA Rare Earth, Inc. (Nasdaq: USAR). Mr. Blitzer is the founder and co-CEO of Kingstown Capital Management, which he founded in 2006 and grew to a multi-billion asset manager with some of the world’s largest endowments and foundations as clients. Over 19 years, Kingstown has invested in public and private equities, SPACs, PIPEs, and derivatives. At Kingstown, Mr. Blitzer oversaw and participated in nearly all the firm’s investment decisions including countless public and private investments in disruptive growth industries. Mr. Blitzer is also founder and partner of Inflection Point Asset Management, which he co-founded with Kevin Shannon in 2024. Inflection Point Asset Management invests in concentrated SPAC sponsor and PIPE positions, primarily focused on backing the Inflection Point franchise of SPACs. Mr. Blitzer brings an in-depth understanding of public markets and has invested in a variety of corporate transactions such as spin-offs, rights offerings, public offerings, privatizations, and mergers & acquisitions. He was also a public company director of Signature Group Holdings after its exit from bankruptcy in 2011, where he also sat on the audit committee, and was on the board of directors of the European mutual fund TREND AD. Mr. Blitzer began his Wall Street career at J.P. Morgan Securities in 1999 advising companies globally in private debt and equity capital raises followed by work at the investment fund Gotham Asset Management, which was founded by the author and investor Joel Greenblatt. Mr. Blitzer taught courses in Investing at Columbia Business School for five years in the 2010s. He holds an M.B.A. from Columbia Business School and a B.S. from Cornell University where he received the Cornell Tradition Fellowship. Mr. Blitzer is a trustee of Greens Farms Academy in Westport, CT where he is also Treasurer and Chair of the Investment Committee.

Robert Folino joined Bleichroeder, a registered investment advisor, as a trader in 2018 where he and Mr. Gundlach worked closely to help establish the firm. In 2019, Mr. Folino was made Chief Operating Officer and Head of Trading of Bleichroeder. He is currently responsible for overseeing all aspects of accounting, tax and financial operations of the funds, the management company, and its general partner entities. Prior to joining Bleichroeder, Mr. Folino worked for First Eagle Investment Management for 22 years, where he held positions of increasing responsibility. He joined Arnhold and S. Bleichroeder, the predecessor firm to First Eagle Investment Management, in 1996 as a junior arbitrage trader for the Merger Arbitrage Department. Mr. Folino holds a BA in Finance from Rider University.

Kevin Shannon has been the COO of Inflection Point Acquisition Corp. III since November 2024. He served as Chief of Staff of IPXX from March 2023 until March 2025 and previously served as Chief of Staff of IPAX from March 2021 to February 2023. In his role as Chief of Staff for IPXX and IPAX, Mr. Shannon was an active participant in all target search, negotiation, and due diligence workstreams. Mr. Shannon is a founder and partner of Inflection Point Asset Management, which he co-founded with Michael Blitzer in 2024. Inflection Point Asset Management invests in concentrated SPAC sponsor and PIPE positions, primarily focused on backing the Inflection Point franchise of SPACs. Mr. Shannon also currently serves as Capital Markets Advisor for Intuitive Machines, Inc and as Special Advisor to USA Rare Earth, Inc. Prior to Inflection Point Asset Management, Mr. Shannon was a Principal at The Venture Collective from April of 2023 to March of 2024 helping to source and diligence later stage investments for the venture capital firm. Before that, Mr. Shannon was a Senior Analyst at Kingstown Capital from March of 2021 to March of 2023. Mr. Shannon began his career in Equity Capital Markets at Bank of America, spending time working across the Technology, Industrials, Equity-Linked, and SPAC teams within ECM. Mr. Shannon holds a B.A. from Colgate University.

There are no arrangements or understandings between each of Mr. Blitzer, Mr. Folino or Mr. Shannon and any other persons pursuant to which each of them was selected as an officer of the Company. There are also no family relationships between Mr. Blitzer, Mr. Folino or Mr. Shannon and any director or executive officer of the Company, and Mr. Blitzer, Mr. Folino and Mr. Shannon do not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Board and Committee Changes

Effective July 10, 2025, Nazim Cetin and Pierre Weinstein resigned from the Board and the Audit Committee of the Board (the “Audit Committee”). The Company believes that there are no matters requiring disclosure under Item 5.02(a)(iii) of Current Report on Form 8-K.

On July 10, 2025, the Board appointed incumbent directors Joseph Samuels and Antoine Theysset to the Audit Committee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLEICHROEDER ACQUISITION CORP. I

Date: July 11, 2025	By:	/s/ Michael Blitzer
Name: Michael Blitzer
Title: Chief Executive Officer

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